Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2005 (the “Report”), I, Karen L. Hail, Chief Financial Officer of the Company, certify that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Karen L. Hail
Karen L. Hail
Chief Financial Officer
August 15, 2005